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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 23, 1999

                               GETTY IMAGES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-23747                98-0177556
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)        File No.)            Identification No.)


                 701 N. 34th Avenue, Suite 400
                 Seattle, Washington                         98103
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            (Address of principal executive offices)       (Zip Code)

                                  206-268-2000
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              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

           On November 23, 1999, we acquired all of the capital stock of The Image Bank, Inc. ("TIB") from Eastman Kodak Company and (but for certain directors' qualifying shares) all of the capital stock of The Image Bank France S.A. ("TIB France") from Kodak S.A., an affiliate of Eastman Kodak Company, pursuant to a Stock Purchase Agreement, dated September 20, 1999, among Eastman Kodak Company, Kodak S.A. and Getty Images, Inc., as amended on November 23, 1999. The purchase price of approximately $183 million was based on arm's length negotiations with Eastman Kodak Company and Kodak S.A. We paid the purchase price in cash from funds obtained from the public offering of our Common Stock pursuant to a Registration Statement on Form S-3 (Registration No. 333-88009), as amended, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. TIB and TIB France are engaged in the worldwide licensing of visual images. We presently intend to use the assets owned by TIB and TIB France in substantially the same manner in which they were used prior to the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)    Financial Statements

                     Consolidated Financial Statements of TIB (incorporated by reference to our prospectus filed pursuant to Rule 424(b)(4) on November 18, 1999).

              (b)    Pro Forma Financial Information

                     Pro Forma Financial Information (incorporated by reference to our prospectus filed pursuant to Rule 424(b)(4) on November 18, 1999).

              (c)    Exhibits

                     10.1 Stock Purchase Agreement dated September 20, 1999 among Eastman Kodak Company, Kodak S.A. and Getty Images, Inc. (incorporated by reference to our Current Report on Form 8-K/A filed October 13, 1999).

                     10.2 Amendment No. 1 to Stock Purchase Agreement dated November 23, 1999 among Eastman Kodak Company, Kodak S.A. and Getty Images, Inc.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GETTY IMAGES, INC.


                                          By: /s/ Suzanne L. Page
                                             --------------------------------
Date:  December 6, 1999                       Suzanne L. Page
                                              Vice President, General Counsel
                                              and Assistant Secretary













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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
    10.1             Stock Purchase Agreement dated September 20, 1999
                     among Eastman Kodak Company, Kodak S.A. and Getty Images,
                     Inc. (incorporated by reference to our Current Report on Form 8-K/A filed October 13, 1999).

    10.2 Amendment No. 1 to Stock Purchase Agreement dated November 23, 1999 among Eastman Kodak Company, Kodak S.A. and Getty Images, Inc.












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